iShares®
iShares Trust
Supplement dated November 28, 2023 (the “Supplement”)
to the currently effective Summary Prospectus and Prospectus and
Statement of Additional Information (the “SAI”)
for the iShares Broad USD High Yield Corporate Bond ETF (USHY) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
Change in the Fund’s “Fees and Expenses”
The section of the Summary Prospectus and Prospectus entitled “Fees and Expenses” is hereby deleted in its entirety and replaced with the following:
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.08% through February 28, 2025.
The contractual waiver may be terminated prior to February 28, 2025 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)[1,2]
Management Fees	Distribution and Service (12b‑1) Fees	Other Expenses[3]	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver

0.22%	None	0.00%	0.22%	(0.14)%	0.08%

[1]	The expense information in the table has been restated to reflect current fees.
[2]	Operating expenses paid by BFA under the Investment Advisory Agreement exclude acquired fund fees and expenses, if any.
[3]	The amount rounded to 0.00%.

The section of the Summary Prospectus and Prospectus entitled “Example” is hereby deleted in its entirety and replaced with the following:
Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$8	$53	$106	$263
Change in the Fund’s “Management”
The third paragraph of the section of the Prospectus entitled “Management” is hereby deleted in its entirety and replaced with the following:
For the fiscal year ended October 31, 2022, BFA was paid a management fee from the Fund, as a percentage of the Fund’s average daily net assets, net of any applicable waivers, at the annual rate of 0.15%. Effective November 28, 2023, BFA has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.08% through February 28, 2025. The contractual waiver may be terminated prior to February 28, 2025 only upon written agreement of the Trust and BFA. Prior to November 28, 2023, BFA contractually waived a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.15%. In addition, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by BFA at any time.
Changes in the Fund’s “Investment Advisory, Administrative and Distribution Services”
In the Management Fee table on pages 102‑103 of the SAI, footnote four (4) is hereby deleted in its entirety and replaced with the following:
For the iShares Broad USD High Yield Corporate Bond ETF, BFA has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.08% through February 28, 2025. The contractual waiver may be terminated prior to February 28, 2025 only upon written agreement of the Trust and BFA. Prior to November 28, 2023, BFA contractually waived a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.15%. Prior to February 28, 2020, BFA voluntarily waived a portion of its management fee. As of February 28, 2020, the voluntary waiver is no longer in effect. For the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, BFA waived $5,407,157, $5,396,905 and $3,117,565 of its management fees, respectively.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑SUPP‑USHY‑1123

PLEASE RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE